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                                                                    EXHIBIT 4.1


                       FORM OF SPECIMEN STOCK CERTIFICATE


   TEMPORARY CERTIFICATE -- EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE
                            WHEN READY FOR DELIVERY.


NUMBER________                        [LOGO]                   SHARES__________


                              DEMANDSTAR.COM, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA
             THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NEW YORK

                                  COMMON STOCK

                SEE REVERSE FOR CERTAIN COMMON STOCK DEFINITIONS
                        AND RESTRICTIVE LEGEND CUSIP NO.

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE, $.0001 PER SHARE OF THE COMMON STOCK OF

                              DEMANDSTAR.COM, INC.

(hereinafter called the "Corporation") transferable on the books of the Corporation by said holder in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Corporation's Amended and Restated Articles of Incorporation and the Corporation's Amended and Restated By-Laws and all amendments thereto, copies of which are on file at the office of the Transfer Agent, and the holder hereof, by acceptance of this certificate, consents to and agrees to be bound by all of said provisions. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         In Witness Whereof, the Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

DATED

[Signature]             [SEAL]             [Signature]

SECRETARY                                  PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:

        CONTINENTAL STOCK TRANSFER & TRUST COMPANY

               (NEW YORK, NY)              TRANSFER AGENT AND REGISTRAR

                                           AUTHORIZED SIGNATURE




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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM           - as tenants in common
TEN ENT           - as tenants by the entireties (Cust) (Minor)
JT TEN            - as joint tenants with right of survivorship and not as
                    tenants
UNIF GIFT MIN ACT - Custodian under Uniform Gifts to Minors in common
                    Act ___________________ (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE:


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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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SHARES OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY
IRREVOCABLY CONSTITUTE AND APPOINT

TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED ___________________________________


                                                   X___________________________
                                                   NOTICE: THE SIGNATURE TO
                                                   THIS ASSIGNMENT MUST
                                                   CORRESPOND WITH THE NAME AS
                                                   WRITTEN UPON THE FACE OF THE
                                                   CERTIFICATE IN EVERY
                                                   PARTICULAR, WITHOUT
                                                   ALTERATION OR ENLARGEMENT OR
                                                   ANY CHANGE WHATEVER.


                                                   X___________________________
                                                   NOTICE: THE SIGNATURE TO
                                                   THIS ASSIGNMENT MUST
                                                   CORRESPOND WITH THE NAME AS
                                                   WRITTEN UPON THE FACE OF THE
                                                   CERTIFICATE IN EVERY
                                                   PARTICULAR, WITHOUT
                                                   ALTERATION OR ENLARGEMENT OR
                                                   ANY CHANGE WHATEVER.




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                              DEMANDSTAR.COM, INC.
                                 READ CAREFULLY

DEMANDSTAR.COM, INC. (the "Corporation") will furnish to any stockholder, upon request and without charge, a full statement of the designation, relative rights, preferences and limitations of the shares of each class of stock authorized to be issued and the designation, relative rights, preferences and limitations of each series of Preferred Stock so far as the same have been fixed, and the authority of the Board of Directors to designate and fix the relative rights, preferences and limitations of other series. Any such request may be addressed to the Corporation or to the Transfer Agent.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

























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